SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2004

OVERNITE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-24573	04-3770212
(State or other jurisdiction of Incorporation)	(Commission File No. )	(I.R.S. Employer Identification Number)

1000 Semmes Avenue, Richmond, Virginia	23224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 231-8000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officers. The following principal officers were appointed by the Board of Directors on September 23, 2004. These officers have held and continue to hold similar positions with the registrant’s principal operating subsidiary, Overnite Transportation Company.

Gordon S. Mackenzie; age 59; Senior Vice President and Chief Operating Officer. Mr. Mackenzie has been Senior Vice President and Chief Operating Officer of Overnite Transportation Company since 1996.

John W. Fain; age 51; Senior Vice President – Marketing and Sales. Mr. Fain has been Senior Vice President – Marketing and Sales of Overnite Transportation Company since 1996.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERNITE CORPORATION

September 23, 2004
	By:	/s/ Mark B. Goodwin
	Name:	Mark B. Goodwin
	Title:	Senior Vice President, General Counsel & Secretary